[THE FIRST PHILIPPINE FUND, INC. LOGO]


                               Semi-Annual Report


                                December 31, 1998

                                                               February 15, 1999

Dear Shareholder:

     We are pleased to report that The First Philippine Fund Inc. (Fund) grew by a record 69.28% in the fourth quarter of 1998. This represents the Fund's best quarterly performance since its inception in 1989. The Fund's net asset value
(NAV) reached US$82.2 million at the end of December 1998, for an NAV per share of US$7.33. This stands as a substantial improvement over total net assets of US$48.6 million and an NAV per share of US$4.33 at the end of September 1998. Indeed, the fourth quarter delivered a sharp and welcome recovery for the Fund after it had plunged to record lows in mid-September.

     For the full year 1998, the Fund's NAV declined by a slight 1.48%, again in sharp contrast to 1997's 60.53% contraction. The Fund's share price closed at US$5.875 at the end of 1998, likewise appreciating significantly by 49.21% in the fourth quarter but declining by 13.76% in 1998. The Fund's shares traded at a 19.85% discount to NAV on December 31, 1998.

     The Fund's performance comes on the back of a phenomenal fourth quarter bounce in the Philippine stock market. The Philippine composite index (Phisix) appreciated by 75.79% in US$ terms in that period, allowing the market to show a slight positive gain of 7.94% in US$ terms for 1998. The Fund's performance was likewise aided by a 12.5% appreciation of the Philippine peso against the US dollar in the fourth quarter of 1998.

     After adjusting for distributions to shareholders and the effect of the rights offering in 1995, the Fund continues to outperform the Phisix by 20.88% over its lifetime.

LOOKING BACK AT 1998

     The Philippine stock market was quite a roller coaster ride in 1998, with spectacular rallies flanking two successive quarters of sharp drops. The market's direction was buffeted as much by external events as local developments. A strong rally in the first quarter gave way to renewed pessimism in the second quarter as the extent of Japan's and the rest of Asia's problems became apparent. The Phisix nose-dived in the middle of the year and bottomed in September behind fears of a worldwide recession and the uncertainties caused by a change in political leadership. In the fourth quarter, however, successive rate cuts by the US Federal Reserve, as well as the expectation that the worst was behind crisis-hit Asian economies, fanned a liquidity push toward Asian markets. Domestically, management changes and merger and acquisition activity in the Philippine corporate scene, the peso's appreciation and declining treasury bill rates pushed the stock market toward a spectacular recovery.

     Despite its relative fundamental strengths, the Philippine economy was not immune to the global financial turmoil. The country's gross domestic product contracted by 0.5% in 1998, in large part due to poor agricultural output (declining by 6.6% in a year which brought El Nino and other severe weather disturbances.) Corporate earnings weakened considerably, especially in the property and construction sectors. Foreign direct investment, manufacturing output and bank lending all slowed. Nonetheless, domestic demand remained resilient with consumption still managing to grow by 3.5%, ironically aided by the peso depreciation which boosted the purchasing power of overseas remittances. And toward the end of the year, real interest rates trended downwards, the peso stabilized, and capacity utilization improved.

     While a recession was not avoided in the Philippines in 1998, it was, however, a most benign one when compared to the massive declines in the economies of its neighbors. Furthermore, we believe the building blocks are in place and the signals are strong for the Philippines to emerge first out of the crisis.

LOOKING FORWARD TO 1999

     A modest recovery in economic growth is expected in 1999 in the range of 2-3%. Growth will be driven by the recovery in agricultural output and the fiscal stimulus program of the Estrada administration which will support rural infrastructure activities and social spending. The economy will be further underpinned by the consumption sector where strong demand will remain for basic and low-priced goods. Inflation is expected to trend down from the 1998 average of 9.7% as peso volatility ebbs and food prices stabilize with improved agricultural output. The government will ease monetary policy when able in order to further lower interest rates. Imports will recover as the economy improves. However, exports are expected to slow slightly but will remain at healthy growth levels of over 10%.

     From this vantage point at the beginning of 1999, the prospects for this economic recovery bolster our optimistic outlook for the Philippine stock market. Corporate earnings should show marked improvement this year and next. The on-going corporate restructuring that began as a result of the crisis will result in stronger companies. Consolidation in various key industries, such as telecommunications, and improvements in the regulatory environment are compelling investment themes. Should the external environment remain stable, with contagion contained and a global recession avoided, and confidence in the domestic economy and government does not falter, the Philippines should have no difficulty distinguishing itself as a favored investment destination this year.

     The year 1999 marks the tenth year of the Fund's existence. Surely, it has been a most rich and volatile decade in Philippine economic and political history. We look forward to continuing our mandate of providing a quality Philippine investment vehicle for shareholders and for harnessing the value that we find in the country and its people.

     Thank you once again for your continued support.

                                          Sincerely yours,


                                          /s/ Lilia C. Clemente
                                          -----------------------------
                                          Lilia C. Clemente
                                          President, Director and Chief
                                          Executive Officer

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF INVESTMENTS
December 31, 1998
(Unaudited)

                                                                  Number of
                                                                     Shares          Value
------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES -- (98.0%)
------------------------------------------------------------------------------------------
COMMON STOCK (93.0%)
Banking (11.1%)
  Bank of the Philippine Islands                                  1,854,900   $  3,909,292
  Bankard, Inc. (c)                                               6,470,000        228,091
  Equitable Bank                                                  1,100,000      1,643,888
  Far East Bank and Trust Company                                   300,156        302,878
  Metropolitan Bank & Trust Company (c)                             427,746      3,059,622
  Security Bank Corp. (c)                                            20,222          7,103
------------------------------------------------------------------------------------------
                                                                                 9,150,874
------------------------------------------------------------------------------------------
Conglomerates (21.5%)
  Aboitiz Equity Ventures, Inc. (c)                               8,300,000        296,845
  Alsons Consolidated Resources (b) (c)                          15,980,000        322,498
  Ayala Corporation                                              32,707,864     11,488,904
  Benpres Holdings Corp (c)                                      17,089,700      2,750,418
  First Philippine Holdings Corp. -- A (b)                        4,256,998      1,848,741
  Guoco Holdings (Phils), Inc.                                    4,360,000        102,470
  Metro Pacific Corp. (c)                                        20,550,000        745,459
  Uniwide Holdings, Inc. (c) (e)                                  8,687,000        117,617
------------------------------------------------------------------------------------------
                                                                                17,672,952
------------------------------------------------------------------------------------------
Construction/Engineering (2.3%)
  Davao Union Cement Corp. (c)                                   10,066,622        303,452
  DMCI Holdings Inc. (c)                                         25,604,000      1,072,693
  HI Cement Corp. (e)                                             5,430,000        246,913
  Southeast Asia Cement Holdings, Inc. (c)                       23,320,000        285,952
------------------------------------------------------------------------------------------
                                                                                 1,909,010
------------------------------------------------------------------------------------------
Electronics (1.8%)
  Ionics Circuits, Inc.                                             150,000         36,403
  Matsushita Electric Philippines Corp. (b)                       6,462,528      1,248,096
  Music Corp. (c)                                                 1,900,000        155,320
  Solid Group, Inc. (c) (e)                                       4,150,000         57,249
------------------------------------------------------------------------------------------
                                                                                 1,497,068
------------------------------------------------------------------------------------------
Food and Beverage (11.2%)
  Alaska Milk Corp. (c)                                           5,708,000        332,462
  Cosmos Bottling Corp.                                           6,650,000        620,067
  La Tondena Distillers, Inc. (c)                                 1,897,800      1,502,920
  RFM Corp.                                                       1,250,000        191,595
  San Miguel Corp. -- A                                           4,203,584      5,906,172
  Universal Robina Corp.                                          6,162,000        684,754
------------------------------------------------------------------------------------------
                                                                                 9,237,970
------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                  Number of
COMMON STOCK (Continued)                                            Shares         Value
------------------------------------------------------------------------------------------
Port Operations (2.6%)
  Asian Terminals, Inc. (b) (c)                                  20,474,990   $    575,360
  International Container Terminal Services, Inc. (c)            18,865,500      1,566,302
  Keppel Philippines Holdings, Inc. -- A (b) (c)                  1,152,390         21,196
------------------------------------------------------------------------------------------
                                                                                 2,162,858
------------------------------------------------------------------------------------------
Real Estate Development (21.4%)
  Ayala Land, Inc.                                               29,871,321      8,394,036
  Belle Corporation (c)                                          23,900,008      1,306,578
  C & P Homes, Inc. (c)                                          35,916,750        614,746
  Filinvest Land, Inc. (c)                                       16,487,499        926,619
  Pryce Corp. (c)                                                35,520,000        907,396
  Robinson's Land Corp. -- B (c)                                 10,480,500        567,599
  SM Prime Holdings, Inc.                                        25,950,000      4,905,607
  Universal Rightfield Property Holdings, Inc. (c)                6,100,000         51,424
------------------------------------------------------------------------------------------
                                                                                17,674,005
------------------------------------------------------------------------------------------
Telecommunications (12.9%)
  Digital Telecommunications Phils., Inc. (c)                    37,800,000        917,359
  Philippine Long Distance Telephone Co. ADR (f)                    371,020      9,623,331
  Pilipino Telephone Company (c) (e)                              1,217,500        111,968
------------------------------------------------------------------------------------------
                                                                                10,652,658
------------------------------------------------------------------------------------------
Utilities (8.2%)
  Manila Electric Co. -- A                                        1,940,000      3,915,187
  Petron Corp. (c)                                               26,070,002      2,830,438
------------------------------------------------------------------------------------------
                                                                                 6,745,625
------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $106,085,004)                                                        76,703,020
------------------------------------------------------------------------------------------
WARRANTS (1.1%)
Real Estate (0.0%)
  Belle Corporation (c)                                           2,993,333          6,500
Food and Beverage (1.1%)
  Jollibee Foods (c) (e)                                          1,799,500        873,432
------------------------------------------------------------------------------------------
TOTAL WARRANTS
     (Cost $897,466)                                                               879,932
------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                               Par
SCHEDULE OF INVESTMENTS (Continued)                            Maturity       (000)      Value
--------------------------------------------------------------------------------------------------
BONDS (0.8%)
  Bacnotan Consolidated Industries Inc.
     Convertible Bond 5.50% (Cost $1,750,000)                  06/21/04    $ 1,750    $    630,000
--------------------------------------------------------------------------------------------------
CALL ACCOUNTS (3.1%)
Philippine Pesos
  (Cost $2,561,771) (d)                                                                  2,597,732
--------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
  (Cost $111,294,242)                                                                   80,810,684
--------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES -- 2.0%
--------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.0%
  General Electric Capital Corp.
     4.7025%
       (Cost $1,689,000)                                       01/04/99      1,689       1,689,000
--------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                           1,689,000
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- (100.00%)
     (Cost $112,983,241) (a)                                                          $ 82,499,684
                                                                                      ------------

(a)  Aggregate cost is the same for Federal income tax purposes.
     The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

         Excess of market value over tax cost                                         $ 14,103,747
         Excess of tax cost over market value                                          (44,587,304)
                                                                                      ------------
                                                                                      $(30,483,557)
                                                                                      ============

(b)  At fair value as determined by the Board of Directors.
(c)  Non-income producing security.
(d) Daily interest is being accrued at a rate of 4% of the outstanding balance.
(e) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(f)  ADR -- American Depository Receipt.

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
STATEMENT OF ASSETS AND LIABIILITIES (UNAUDITED)         December 31, 1998

--------------------------------------------------------------------------
ASSETS
Investments at value (Cost $110,421,470)....................  $ 79,901,952
Cash (including Philippine pesos of $2,597,732 with a cost
 of $2,561,771).............................................     2,638,718
Dividends receivable........................................       117,656
Interest receivable.........................................        51,502
Receivable for investments sold.............................           506
Prepaid insurance...........................................         2,794
--------------------------------------------------------------------------
TOTAL ASSETS................................................    82,713,128
--------------------------------------------------------------------------
LIABILITIES
Accrued expenses payable....................................       466,833
--------------------------------------------------------------------------
TOTAL LIABILITIES                                                  466,833
--------------------------------------------------------------------------
NET ASSETS
 (applicable to 11,225,000 common shares outstanding).......  $ 82,246,295
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
 ($82,246,295 divided by 11,225,000)........................  $       7.33
--------------------------------------------------------------------------
Net assets consist of:
 Capital stock..............................................  $    112,250
 Paid-in capital............................................   122,983,009
 Accumulated net investment loss............................    (2,471,092)
 Accumulated net realized loss on investments...............    (7,894,256)
 Accumulated net unrealized appreciation on investments,
   foreign currency holdings, and other assets and
   liabilities denominated in foreign currency..............   (30,483,616)
--------------------------------------------------------------------------
NET ASSETS..................................................  $ 82,246,295
--------------------------------------------------------------------------

                                                               For the Six
                                                              Months Ended
STATEMENT OF OPERATIONS (UNAUDITED)                      December 31, 1998

--------------------------------------------------------------------------
INVESTMENT INCOME
 Interest (net of taxes withheld $2,739)....................  $    114,882
 Dividends (net of taxes withheld $74,676)..................       238,957
--------------------------------------------------------------------------
TOTAL INVESTMENT INCOME.....................................       353,839
--------------------------------------------------------------------------
EXPENSES
 Investment advisory fee....................................       325,485
 Custodian fees.............................................        81,061
 Trustee fee................................................        75,617
 Administration fee.........................................        62,914
 Transfer agent fees........................................         4,165
 Legal fees.................................................        73,522
 Directors fees.............................................        26,958
 Audit fees.................................................        29,407
 Printing...................................................        18,624
 Insurance..................................................         2,687
 Miscellaneous..............................................        68,621
--------------------------------------------------------------------------
TOTAL EXPENSES..............................................       769,061
--------------------------------------------------------------------------
NET INVESTMENT LOSS.........................................      (415,222)
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
 FOREIGN CURRENCY HOLDINGS, AND OTHER ASSETS AND
 LIABILITIES DENOMINATED IN  FOREIGN CURRENCIES:
 Net realized gain (loss) on:
   Security transactions....................................    (5,969,589)
   Foreign currency transactions............................       303,619
--------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
   Investments..............................................    15,259,299
   Foreign currency holdings and other assets and
     liabilities denominated in foreign currency............           (59)
--------------------------------------------------------------------------
 Net realized and unrealized gains investments, foreign
   currency holdings and other assets and liabilities
   denominated in foreign currency..........................     9,593,270
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $  9,178,048
--------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

                                                                    For the Six
                                                                   Months Ended            For the
                                                              December 31, 1998         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                 (Unaudited)      June 30, 1998
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
     Net investment loss....................................    $   (415,222)        $   (717,294)
     Net realized gain (loss) on security transactions......      (5,969,589)           2,760,261
     Net realized gain (loss) on foreign currency
       transactions.........................................         303,619           (4,007,245)
     Net change in unrealized appreciation (depreciation) on
       investments, foreign currency holdings and other
       assets and liabilities denominated in
       foreign currency.....................................      15,259,240         (111,432,732)
--------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
     operations.............................................       9,178,048         (113,397,010)
--------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets...................       9,178,048         (113,397,010)
  Net assets:
     Beginning of period....................................      73,068,247          186,465,257
--------------------------------------------------------------------------------------------------
     End of period (including accumulated losses of
       ($2,471,092) and ($2,359,489), respectively).........    $ 82,246,295         $ 73,068,247
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                 See Accompanying Notes to Financial Statements

THE FIRST PHILIPPINE FUND INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

---------------------------------------------------------------------------------------------------------------------------------
                                                For the Six
                                                   Months
                                                   Ended
                                                December 31,                        For the Year Ended June 30,
                                                    1998          ---------------------------------------------------------------
                                                (Unaudited)        1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $  6.51         $ 16.61      $  21.18      $  20.66      $  23.11      $  14.84
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)                       (0.04)          (0.06)        (0.21)        (0.20)        (0.20)        (0.22)
 Net realized and unrealized gains (losses) on
   investments, foreign currency holdings and
   other assets and liabilities denominated in
   foreign currencies                                0.86          (10.04)        (2.86)         1.74          1.27          9.25
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment
   operations                                        0.82          (10.10)        (3.07)         1.54          1.07          9.03
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
 Dividends from net investment income                  --              --            --            --            --            --
 Distributions from net realized long-term
   gains                                               --              --         (1.50)        (1.02)        (0.85)        (0.18)
 Distributions from net realized short-term
   gains                                               --              --            --            --         (1.25)        (0.58)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS                      --              --         (1.50)        (1.02)        (2.10)        (0.76)
---------------------------------------------------------------------------------------------------------------------------------
DILUTIVE EFFECT OF CAPITAL SHARE OFFERING              --              --            --            --         (1.42)           --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $  7.33         $  6.51      $  16.61      $  21.18      $  20.66      $  23.11
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD             $ 5.875         $  5.75      $  13.75      $  16.88      $  16.88      $  18.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
 Based on market value*                              2.17 %***     (58.18)%      (10.88)%        7.03 %        7.06 %       45.62 %
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)              $82,246         $73,068      $186,465      $237,790      $231,857      $207,498
Ratios to average net assets:
 Operating expenses                                  2.36 %**        1.91 %        1.75 %        1.77 %        1.82 %        1.79 %
 Interest expense                                      --              --            --            --          0.06 %          --
                                                  -------         -------      --------      --------      --------      --------
 Total expenses                                      2.36 %**        1.91 %        1.75 %        1.77 %        1.88 %        1.79 %
 Net investment loss                                (1.28)%**       (0.68)%       (1.10)%       (1.00)%       (1.01)%       (1.08)%
*Portfolio turnover                                 16.24 %         23.10 %       15.32 %       24.20 %       20.50 %       39.35 %
---------------------------------------------------------------------------------------------------------------------------------

 * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The rights offering in the year ended June 30, 1995, was fully subscribed under the terms of the rights offering. Total investment return does not reflect sales charges and brokerage commissions.

 ** Annualized.

*** Non-annualized

                See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
(UNAUDITED)
----------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The First Philippine Fund Inc. (the "Fund") was incorporated in the State of Maryland on September 11, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end investment management company. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1. PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued at the mean between the current bid and asked prices. Securities totaling $4,015,891 (4.9% of net assets), for which market values are not readily available or average trading volume is small relative to the Fund's holdings, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost.

2. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

3. TAX STATUS: No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. For the year ended June 30, 1998, no U.S. Federal income or excise tax provision was required. Dividends and interest income are subject to withholding tax at various rates not exceeding 25% and such tax is recorded on the accrual basis at the time when the related income is recorded.

    During the year ended June 30, 1998, the Fund utilized capital losses of $4,217,938. In addition, the Fund has a capital loss carryforward in the amount of $466,900, which is available as a reduction of future net capital gains realized before the year 2005.

    Capital and foreign currency losses incurred after October 31 ("Post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund after October 31, 1997 incurred and will elect to defer net foreign currency losses of $2,359,489 and net capital losses of $1,457,677 during the year ended June 30, 1998.

4. FOREIGN CURRENCY: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (I) market value of investment securities and other assets and liabilities at the Philippine peso exchange rate at the end of the period; and

   (II) purchases and sales of investment securities, income and expenses at the Philippine peso rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are realized upon ultimate receipt or disbursement.

   The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

   Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and between amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

(UNAUDITED)
----------

   The change in unrealized appreciation or depreciation of foreign currency holdings and other assets and liabilities denominated in foreign currencies represents the change in the value of the foreign currencies and other assets and liabilities arising as a result of changes in foreign exchange rates.

   Foreign security and currency transactions may involve certain conditions and risks not typically associated with those of domestic origin as a result of, among other factors, the level of government supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of securities denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of interest or dividend payments, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such interest or dividend payment, as the case may be. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. DISTRIBUTION OF INCOME AND GAINS: The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net capital gains in excess of net capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distribution in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    As of June 30, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to foreign currency losses and net operating loss. During the year ended June 30, 1998, the Fund increased accumulated net investment loss of $1,587,716, decreased accumulated net realized gain on investment of $4,007,245 and decreased paid in capital of $2,419,529, relating to such permanent book and tax differences. Net investment loss and net assets were not affected by the change.

7. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with respect to dollar-denominated debt securities of United States issuers. The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

B. MANAGEMENT AND INVESTMENT ADVISORY SERVICES

    The Fund has entered into an Investment Advisory Agreement for portfolio management services with Clemente Capital, Inc. (the "Investment Adviser") and a Trust Agreement with the Philippine National Bank (the "Trustee") for certain services relating to the Philippine Trust. The Investment Advisory Agreement is approved on an annual basis and provides for the Investment Adviser to receive a fee computed weekly and payable monthly at the annual rate of 1% of the Fund's average weekly net assets. For the six months ended December 31, 1998, the Investment Adviser earned $325,485 from the Fund, of which $6,733 was payable to the Investment Adviser at December 31, 1998.

(UNAUDITED)
----------

    PNB Investments Limited (the "Philippine Adviser"), a wholly-owned subsidiary of the Trustee, provides the Investment Adviser with investment advice, research and assistance pursuant to a Research Agreement with the Investment Adviser. For its services, the Philippine Adviser receives from the Investment Adviser a fee at an annual rate of .35% of the Fund's average weekly net assets. For the six months ended December 31, 1998, the Investment Adviser paid $113,920 to the Philippine Adviser.

    Substantially all of the Fund's assets are invested through and held in the Philippine Trust. Under the Trust Agreement, the Trustee receives a monthly fee at the annual rate of .15% of the Fund's average weekly net assets held in the Philippine Trust, subject to a minimum fee of $150,000 for administration of the Philippine Trust. The Trust Agreement remains in effect for the life of the Fund unless terminated in accordance with its terms. For the six months ended December 31, 1998, the Trustee earned fees of $75,617, of which $37,808 was payable to the Trustee at December 31, 1998.

    PFPC Inc. (the "Administrator") provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate of .10% of the Fund's average weekly net assets, subject to a minimum annual fee of $124,800. For the six months ended December 31, 1998, the Administrator earned fees of $62,914, of which $10,600 was payable to the Administrator at December 31, 1998.

    The Fund pays each of its Directors who is not a director, officer or employee of the Investment Adviser, the Philippine Adviser or the Trustee an annual fee of $8,000 plus $750 for each meeting of the Board or of a committee of the Board attended in person plus certain out-of-pocket expenses. Director fees payable at December 31, 1998 were $13,750 which is included in accrued expenses.

    The Fund paid or accrued approximately $73,522 for the six months ended December 31, 1998, for legal services to a law firm of which the Fund's secretary is a partner.

C. CAPITAL STOCK

    The authorized capital stock of the Fund is 25,000,000 shares of common stock $.01 par value. Of the 11,225,000 shares outstanding at December 31, 1998, Clemente Capital, Inc. and PNB Investments Limited each owned 5,000 shares.

D. PORTFOLIO ACTIVITY

    Purchases and sales of securities, other than short-term obligations, aggregated $5,213,908 and $6,644,816, respectively, for the six months ended December 31, 1998.

E. OTHER

    The Fund has obtained the approval of the Central Bank for the registration and conversion into pesos of all proceeds of the initial offering to be invested in the Philippine securities markets, which by its terms ensures repatriation of such investment and the remittance of profits and dividends accruing thereon. Notwithstanding the foregoing, the right of the Fund to repatriate its investments in Philippine securities and to receive profits, capital gains and dividends in foreign exchange is subject to the power of the Central Bank, with the approval of the President of the Philippines, to restrict the availability of foreign exchange in the imminence of or during an exchange crisis or in times of national emergency.

    There are nationality restrictions on the ownership of certain equity securities of Philippine companies. Based on confirmations which the Fund received from Philippine governmental authorities, the Fund believes that it is permitted to make certain investments through the Philippine Trust that are otherwise available only to Philippine nationals.

    At December 31, 1998, 98.0% of the Fund was invested in Philippine securities. Future economic and political developments in that country could adversely affect the liquidity and/or value of the Philippine securities in which the Fund is invested.

Directors and Officers
------------

Benjamin P. Palma Gil

Director and Chairman
------------

Lilia C. Clemente
Director, President and Chief Executive Officer
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Roberto de Ocampo
Director
John Anthony B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
William H. Bohnett
Secretary
Joaquin G. Hofilena
Vice President and Treasurer
Imelda Singzon
Vice President
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

Executive Offices
------------

152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access http://www.clementecapital.com.
For shareholder account inquiries, call
1-800-937-5449.)

------------
Investment Adviser
Clemente Capital, Inc.

------------
Administrator
PFPC Inc.

------------
Transfer Agent and Registrar
American Stock Transfer & Trust Company

------------
Custodian
Brown Brothers Harriman & Co.

------------
Legal Counsel
Fulbright & Jaworski L.L.P.

------------
Independent Accountants
PricewaterhouseCoopers LLP



                               SUMMARY OF GENERAL
                                   INFORMATION


THE FUND


     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.



SHAREHOLDER INFORMATION


     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.



DIVIDEND REINVESTMENT PLAN


     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.



This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.